Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies [Line Items]
Commitments and Contingencies

14. Commitments and Contingencies

BitFuFu Machine Purchase Agreement

In July 2021, the Company entered into an agreement with FuFu Technology Limited (“BitFuFu”), subsequently amended in September 2021, for the purchase of cryptocurrency mining hardware and other equipment to the Company. The Company has committed to purchase 60,000 machines for an aggregate value of $305.7 million through December 2022. In September 2021, the Company paid an $85.0 million down payment to BitFuFu for prepayment towards the machines to begin delivery in November 2021. The down payment and payment of total purchase price are not refundable, save as otherwise mutually agreed by the Parties. The remaining $220.7 million is payable over the next 12 months.

Majestic Dragon Financial Services

In July 2021, the Company retained, Majestic Dragon Financial Services Ltd. (“Majestic Dragon”), to provide consulting and advisory services to the Company commencing on the closing of the Hertford Agreement, dated as of July 31, 2021, for a term ending on the date on which Majestic Dragon and its affiliates or any funds managed by Majestic Dragon cease to own, directly or indirectly, any equity interests of the Company. The Company will pay Majestic Dragon (i) 3.0% of the Hertford Agreement transaction, paid in common shares, which amount shall be paid concurrently with any payment made to Hertford for the placement of the assets to the Company from Hertford pursuant to the terms of the Hertford Agreement, and (ii) 100 Bitcoin per year for a period of two years, payable from the first coin mined in the corresponding year.

In August 2021, the Company issued 135,000 common shares with a fair value of a $456,000 under the Majestic Dragon agreement for a finders fee related to the Hertford Agreement and is included in general and administrative expense in the consolidated statements of operations.

Letters of credit

During the ordinary course of business, the Company provides standby letters of credit to third parties as required for certain transactions initiated by the Company. As of September 30, 2021, the Company had no outstanding standby letters of credit.

Warranty and Extended Warranty

The Company had $75,000 and $154,000 in deferred costs included in other current and non-current assets related to deferred service revenue at September 30, 2021 and December 31, 2020, respectively. Changes in the liability for deferred revenue associated with extended warranties and service contracts were as follows (in thousands):

Deferred Revenue
Liability at January 1, 2021	$739
Settlements made during the period	(663)
Change in liability for warranties issued during the period	349
Change in liability for pre-existing warranties	—
Liability at September 30, 2021	$425
Current liability	331
Non-current liability	94
Liability at September 30, 2021	$425

Litigation

The Company is, from time to time, subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such pending proceedings will not have a material effect on the Company’s results of operations, financial position or cash flows.

In January 2018, Mr. Vito Lupis filed a statement of claim in the Ontario Court of Justice against a former officer of the Company, and vicarious liability against the Company, in connection with stock purchase agreements and other related agreements that would have been entered into between Mr. Lupis and the Company in 2012. In March 2019, the Company and Mr. Lupis entered into a settlement agreement pursuant to which the Company has agreed to pay Mr. Lupis certain consideration, which is included in general and administrative expense, in exchange for a dismissal of the action. In March 2021, the Company paid the outstanding balance for a release of all claims.

In April 2015, the Company filed a proof of claim in connection with bankruptcy proceedings of V3 Systems, Inc. (“V3”) based on breaches by V3 of the Asset Purchase Agreement entered into between V3 and the Company dated February 11, 2014 (the “APA”). On October 6, 2015, UD Dissolution Liquidating Trust (“UD Trust”), post-confirmation liquidating trust established by V3’s plan of liquidation, filed a complaint against the Company and certain of its current and former directors in the U.S. Bankruptcy Court for the District of Utah Central Division objecting to our proof of claim and asserting claims for affirmative relief against the Company and its directors. This complaint alleges, among other things, that Sphere 3D breached the APA and engaged in certain other actions and/or omissions that caused V3 to be unable to timely sell the Sphere 3D common shares received by V3 pursuant to the APA. The UD Trust seeks, among other things, monetary damages for the loss of the potential earn-out consideration, the value of the common shares held back by us pursuant to the APA and costs and fees.

In March 2018, UD Trust filed a complaint in U.S. District Court for the Northern District of California (“California Complaint”) asserting that two transactions involving the Company constitute fraudulent transfers under federal and state law. First, UD Trust alleges that the consolidation of the Company’s and its subsidiaries’ indebtedness to the Cyrus Group into a debenture between FBC Holdings and the Company in December 2014 constitutes a fraudulent transfer. Second, UD Trust alleges that the Share Purchase Agreement constitutes a fraudulent transfer, and seeks to require that the proceeds of the transaction be placed in escrow until the V3 litigation is resolved. The California Complaint also asserts a claim against the Company’s former CEO for breach of fiduciary duty, and a claim against the Cyrus Group for aiding and abetting breach of fiduciary duty. On July 25, 2018, the Company filed a motion seeking to dismiss all of the claims asserted against the Company and its former CEO. On the same day, the Cyrus Group filed a motion seeking to dismiss all claims asserted against the Cyrus Group. The UD Trust voluntarily dismissed this case without prejudice on February 5, 2020.

In October 2019, UD Trust filed an amended complaint in the Delaware Bankruptcy Court. The amended complaint includes all of the claims and parties in the original complaint first filed in October 2015 in the Utah Bankruptcy Court as well as the claims and additional parties in the California Complaint. The Company continues to believe this lawsuit to be without merit and intend to vigorously defend against the action. In February 2020, the Company filed a renewed motion seeking to dismiss the majority of the claims asserted by the UD Trust in the amended complaint. On that same day, the Company also filed a counterclaim against the UD Trust in which the Company alleged that V3 breached numerous provisions of the APA. The Company’s current and former officers and directors that were named as defendants in the amended complaint as well as the Cyrus Group all filed motions seeking to dismiss all claims that the UD Trust alleged against them. In March 2021, the Delaware Bankruptcy Court issued a Memorandum Opinion in which it for the most part denied the defendants’ motions The parties are scheduled to participate in a mediation in mid-December to attempt to amicably resolve their respective claims against each other.

14.    Commitments and Contingencies

Leases

As of December 31, 2020, the Company has no right-to-use lease assets or liabilities.

Rent expense under non-cancelable operating leases is recognized on a straight-line basis over the respective lease terms and was none and $0.2 million for the years ended December 31, 2020 and 2019, respectively. The Company vacated such premise in September 2019.

Letters of credit

During the ordinary course of business, the Company provides standby letters of credit to third parties as required for certain transactions initiated by the Company. As of December 31, 2020, the Company’s had no outstanding standby letters of credit.

Warranty and Extended Warranty

The Company had $0.2 million and $0.3 million in deferred costs included in other current and non-current assets related to deferred service revenue at December 31, 2020 and 2019, respectively. Changes in the liability for product warranty and deferred revenue associated with extended warranties and service contracts were as follows (in thousands):

	Product Warranty	Deferred Revenue
Liability at January 1, 2019	$22	$1,471
Settlements made during the period	—	(1,087)
Change in liability for warranties issued during the period	—	725
Change in liability for pre-existing warranties	(22)	—
Liability at December 31, 2019	—	1,109
Settlements made during the period	—	(817)
Change in liability for warranties issued during the period	—	447
Change in liability for pre-existing warranties	—	—
Liability at December 31, 2020	$—	$739
Current liability	$—	$438
Non-current liability	—	301
Liability at December 31, 2020	$—	$739

Litigation

The Company is, from time to time, subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such pending proceedings will not have a material effect on the Company’s results of operations, financial position or cash flows.

In January 2018, Mr. Vito Lupis filed a statement of claim in the Ontario Court of Justice alleging, among other things, breach of contracts, deceit and negligence against Mr. Giovanni J. Morelli, a former officer of the Company, and vicarious liability against the Company, in connection with stock purchase agreements and other related agreements that would have been entered into between Mr. Lupis and the Company in 2012. In March 2019, the Company and Mr. Lupis entered into a settlement agreement pursuant to which the Company has agreed to pay Mr. Lupis certain consideration, which is included in general and administrative expense, in exchange for a dismissal of the action. At December 31, 2020, the Company has a judgment against it for the outstanding balance of the settlement. In March 2021, the Company paid the outstanding balance of the settlement in exchange for a release of all claims.

In April 2015, we filed a proof of claim in connection with bankruptcy proceedings of V3 Systems, Inc. (“V3”) based on breaches by V3 of the Asset Purchase Agreement entered into between V3 and the Company dated February 11, 2014 (the “APA”). On October 6, 2015, UD Dissolution Liquidating Trust (“UD Trust”), post-confirmation liquidating trust established by V3’s plan of liquidation, filed a complaint against us and certain of our current and former directors in the U.S. Bankruptcy Court for the District of Utah Central Division objecting to our proof of claim and asserting claims for affirmative relief against us and our directors. This complaint alleges, among other things, that Sphere 3D breached the APA and engaged in certain other actions and/or omissions that caused V3 to be unable to timely sell the Sphere 3D common shares received by V3 pursuant to the APA. The UD Trust seeks, among other things, monetary damages for the loss of the potential earn-out consideration, the value of the common shares held back by us pursuant to the APA and costs and fees.

In March 2018, UD Trust filed a complaint in U.S. District Court for the Northern District of California (“California Complaint”) asserting that two transactions involving the Company constitute fraudulent transfers under federal and state law. First, UD Trust alleges that the consolidation of the Company’s and its subsidiaries’ indebtedness to the Cyrus Group into a debenture between FBC Holdings and the Company in December 2014 constitutes a fraudulent transfer. Second, UD Trust alleges that the Share Purchase Agreement constitutes a fraudulent transfer, and seeks to require that the proceeds of the transaction be placed in escrow until the V3 litigation is resolved. The California Complaint also asserts a claim against the Company’s former CEO for breach of fiduciary duty, and a claim against the Cyrus Group for aiding and abetting breach of fiduciary duty. On July 25, 2018, we filed a motion seeking to dismiss all of the claims asserted against the Company and its former CEO. On the same day, the Cyrus Group filed a motion seeking to dismiss all claims asserted against the Cyrus Group. The UD Trust voluntarily dismissed this case without prejudice on February 5, 2020.

On October 22, 2019, UD Trust filed an amended complaint in the Delaware Bankruptcy Court. The amended complaint includes all of the claims and parties in the original complaint first filed in October 2015 in the Utah Bankruptcy Court as well as the claims and additional parties in the California Complaint. We continue to believe this lawsuit to be without merit and intend to vigorously defend against the action. On February 10, 2020, we filed a renewed motion seeking to dismiss the majority of the claims asserted by the UD Trust in the amended complaint. On that same day, we also filed a counterclaim against the UD Trust in which we allege that V3 breached numerous provisions of the APA. The Company’s current and former officers and directors that were named as defendants in the amended complaint as well as the Cyrus Group all filed motions seeking to dismiss all claims that the UD Trust alleged against them. The parties have completed briefing of these matters, have requested oral argument, and are waiting for the court to schedule argument, or decide the motion.

Gryphon Digital Mining, Inc. [Member]
Commitments and Contingencies [Line Items]
Commitments and Contingencies

NOTE 7 — COMMITMENTS AND CONTIGENCIES

Commitments

Consulting Agreements

On January 14, 2021, the Company entered into a consulting agreement (“Consulting Agreement”) with Chang Advisory Inc. for Robby Chang (“Consultant”), to serve as the Company’s Chief Executive Officer and as a member of the Board of Directors. The Consulting agreement will continue until terminated by either the Consultant or The Company. The Consultant will be paid $175,000 (Canadian dollars) per year and shall increase to approximately $300,000 (Canadian dollars) upon the closing of either i) an equity financing totaling at least $5,000,000 (Canadian dollars); or (ii) a debt and equity financing totaling at least $10,000,000 (Canadian dollars) (either (i) or (ii) being a “Qualifying Financing”). If a Qualifying Financing occurs within 90 days from the Effective Date, then the invoicing exception for the first ninety days shall no longer apply and the Consultant shall be entitled to immediately invoice for all completed 30-day periods up to the date of the Qualifying Financing. Upon the closing of the private placement offering on March 16, 2021, the Company meet the criteria for a Qualified Offering; therefore, the consulting compensation increased to $300,000 annually.

The Compensation Committee shall review Consultant’s Annual Fee not less frequently than on each December 31st during the Engagement Term. Consultant will be eligible for periodic increases in the Annual Fee under the Company’s normal policies and procedures for executive salary increases which currently provides for annual reviews of executive salaries. Consultant’s Annual Fee for any year may not be reduced below the Consultant’s Annual Fee for the prior year without the written consent of both Consultant and the Company.

On May 12, 2021, the Company entered into a director agreement with one of its directors. As part of the agreement, the director agree to accept a fee of $200,000 per year, which will be paid in monthly installments. Also, the Company agreed to repurchase, for $1,000, 300,000 shares of the Company’s common stock owned by the director.

In July 2021, the Company executed a consulting agreement for the counter party to act as the chief technology advisor for the Company. As compensation for the advisory services the counter party will receive 177,380 shares of the Company’s common stock for a total value of $3,000,000. The shares were issued as of the effective date, but vest in 25% increments, with the first tranche of shares vesting on September 30, 2021 and then every three months thereafter until all shares are vested. Upon an initial public offering or a change in control of the Company, all of the unvested shares, at the time of the event, will vest immediately. The change of control provision shall not be applied to the Merger Agreement, as disclosed in Note 1.

On August 19, 2021, the Company entered into a Master Services Agreement with Sphere 3D, whereby the Company shall be Sphere 3D’s exclusive provider of any and all management services for all blockchain and cryptocurrency-related operations including but not limited to services relating to all mining equipment owned, purchased, leased, operated, or otherwise controlled by Customer and/or its subsidiaries and/or affiliates at any location for a period of three years, with automatic renewal for consecutive one year terms thereafter. As consideration for the Services, the Company shall receive the equivalent of twenty-two- and one-half percent (22.5%) of the Net Operating Profit of all of Sphere 3D’s blockchain and cryptocurrency-related operations. Net Operating Profit shall be defined as the value of digital assets mined using Customer’s mining equipment as of 11:59 pm Eastern Time on the date of mining based upon the price of such digital asset quoted on Coinbase minus the cost of electricity and profit-share paid to hosts.

Bitmain Miner Purchase Agreement

On April 14, 2021, the Company entered into an agreement to purchase bitcoin mining equipment (“Purchase Agreement”) with Bitmain Technologies Limited (“Bitmain”). The Purchase Agreement is for the purchase of 7,200 machines for approximately $44,109,000, which will be delivered 600 machines each month starting in August 2021 through July of 2022. As of September 30, 2021, the Company had received 596 machines with contract value of approximately $3,656,000. As of September 30, 2021, the Company paid approximately $28,038,000 in deposits. The remaining payments as of September 30, 2021 are scheduled, as follows:

Month	Amount
October 2021	3,303,000
November 2021	3,091,000
December 2021	3,134,000
January 2022	2,590,000
February 2022	1,361,000
March 2022	1,212,000
April 2022	1,204,000
May 2022	1,195,000
Total	$17,090,000

Pursuant to the Company’s agreements with Bitmain, the Company is responsible for all shipping charges incurred in connection with the delivery of the miners.

Coinmint Co-location Mining Services Agreement

On July 1, 2021, the Company entered into an agreement with Coinmint, (the “Coinmint Agreement”), pursuant to which Coinmint agreed to provide up to approximately 22.0 MW of power and to perform all maintenance necessary to operate Company’s miners at the Coinmint facility. In exchange, Coinmint is reimbursed for direct production expenses and receives a performance fee based on the net cryptocurrencies generated by the Company’s miners deployed at the Coinmint facility. The initial term of the Coinmint Agreement is fifteen months with automatic renewals for subsequent three (3) month terms until and unless terminated as provided in the agreement.

The Company determined the agreement with Coinmint does not meet the definition of a lease in accordance with Accounting Standards Codification (“ASC”) 842, Leases.

Core Scientific Co-location Mining Service Agreement

On September 12, 2021, the Company entered into an agreement with Core Scientific, Inc. (“Core”) (the “Core Agreement”) pursuant which Core agreed to provide the power to operate the Company’s miners and to provide all services required to maintain and operate the Company’s miners for a set fee for each KWh used by the Company’s miners. The term of the Core Agreement is forty-eight months with automatic renewals for subsequent twelve-month periods.

The Company determined the agreement with Core does not meet the definition of a lease in accordance with Accounting Standards Codification (“ASC”) 842, Leases.

On August 19, 2021, Gryphon entered into a Master Services Agreement, or the Sphere MSA, with Sphere 3D. The Sphere 3D MSA has a term of three years, beginning on August 19, 2021 and terminating on August 18, 2024, with one-year automatic renewal terms thereafter. Under the Sphere MSA, Gryphon is Sphere 3D’s exclusive provider of management services for all blockchain and cryptocurrency-related operations including but not limited to services relating to all mining equipment owned, purchased, leased, operated, or otherwise controlled by Sphere 3D and/or its subsidiaries and/or its affiliates at any location, with Gryphon receiving a percentage of the net operating profit of all of Sphere 3D’s blockchain and cryptocurrency-related operations. As of September 30, 2021, Sphere 3D had no mining equipment in service.

Contingencies

The Company is subject at times to various claims, lawsuits and governmental proceedings relating to the Company’s business and transactions arising in the ordinary course of business. The Company cannot predict the final outcome of such proceedings. Where appropriate, the Company vigorously defends such claims, lawsuits and proceedings. Some of these claims, lawsuits and proceedings seek damages, including, consequential, exemplary or punitive damages, in amounts that could, if awarded, be significant. Certain of the claims, lawsuits and proceedings arising in ordinary course of business are covered by the Company’s insurance program. The Company maintains property and various types of liability insurance in an effort to protect the Company from such claims. In terms of any matters where there is no insurance coverage available to the Company, or where coverage is available and the Company maintains a retention or deductible associated with such insurance, the Company may establish an accrual for such loss, retention or deductible based on current available information. In accordance with accounting guidance, if it is probable that an asset has been impaired or a liability has been incurred as of the date of the financial statements, and the amount of loss is reasonably estimable, then an accrual for the cost to resolve or settle these claims is recorded by the Company in the accompanying consolidated balance sheets. If it is reasonably possible that an asset may be impaired as of the date of the financial statement, then the Company discloses the range of possible loss. Expenses related to the defense of such claims are recorded by the Company as incurred and included in the accompanying consolidated statements of operations. Management, with the assistance of outside counsel, may from time to time adjust such accruals according to new developments in the matter, court rulings, or changes in the strategy affecting the Company’s defense of such matters. On the basis of current information, the Company does not believe there is a reasonable possibility that, other than with regard to the Class Action described below, any material loss, if any, will result from any claims, lawsuits and proceedings to which the Company is subject to either individually, or in the aggregate.